John Hancock Funds

                             SPECIAL
                            VALUE FUND

                          ANNUAL REPORT

                        OCTOBER 31, 1998


TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President and Chief Operating Officer
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

An often-used analogy for stock market performance over the short term is a roller coaster. That is because, while long-term history suggests the market's general direction is up, its swings over the short term can be dramatic and, at times, violent. This year, the market has given us several stark examples of this phenomenon. From the new highs set in mid-July, the major indices plunged by 19% through the end of August. It was the worst such fall since 1990. For the first time in a number of years, some bonds and bond mutual funds outperformed stocks and stock mutual funds. Seeking safety in a world of global economic uncertainties, investors everywhere converged on U.S. Treasury bonds and pushed their yields to historic lows.

Then in early October, the market staged a remarkable rebound that was sparked by the Federal Reserve's two cuts in interest rates. The major indices regained all their previously lost ground and the S&P 500 Stock Index ended October actually up by 15% year-to-date.

Investors have been understandably shaken by these dramatic twists and turns, but we are pleased to report that most individual investors did not panic, and we hope that means they've taken our words to heart. Over the long term, markets do not move up or down in a straight line. That's why after watching the market charge ahead almost uninterrupted for so many years, we have been striking a more cautionary stance in this space over the last several months.

Analysts are still pondering the implications of global turmoil and the potential for slower U.S. economic and corporate earnings growth. While we don't make a practice of opining on what the market will do next, we continue to believe it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

There is no doubt, however, that the market's heightened volatility and recent dramatic moves have been cause for concern. In these uncertain times, it becomes even harder to remember to "stay the course" and stick to your long-term investment plan. But this remains the essential tenet of successful investing. Now could also be a good time to review your asset allocation with your investment professional, keeping in mind that the last six months' divergence in performance of stocks and high-quality bonds is a perfect example of why all your eggs shouldn't be in one basket.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1-1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.



BY TIMOTHY E. KEEFE, CFA, PORTFOLIO MANAGER

John Hancock
Special Value Fund

Small-company stock debacle ends, comeback begins


A 3" x 2" photo at bottom right side of page of John Hancock Special Value Fund's management team. Caption below reads "Fund management team members (l-r): "Tim Keefe, Tim Quinlisk and Lisa Welch."


Shareholders recently voted to move John Hancock Special Value Fund from the growth and income prospectus to the growth prospectus. This decision shifted the Fund's fiscal year end from December 31 to October
31. What follows is a discussion of the Fund's performance and strategy during the 12 months ended October 31, 1998.

Once again, small-company stocks have taken investors on a wild ride. A year ago, Asia's financial troubles undermined investor confidence in emerging markets worldwide. As fears grew that these problems would eventually hurt U.S. stocks, investors began seeking safety. Many left small-company stocks for large-company names with predictable earnings growth. Volatility increased throughout the spring and into the summer, as corporate earnings growth slowed and Asia's problems dragged on. With news during the summer of Russia's financial woes, the stock market began to head south. From mid-July through early October, the Standard & Poor's 500 Stock Index lost 22% of its value, while the Russell 2000 Index -- a benchmark for small-company stocks -- tumbled 34%. The Federal Reserve's decision to cut short-term interest rates in late September and again in mid-October finally reversed the market's downward trend. As investors returned to small-company stocks, the Russell 2000 rebounded an astounding 22% during the last three weeks of October.

"...small-
company
stocks
have taken
investors on
a wild ride."

Performance review

Despite this late rally, most small-company stocks -- regardless of their growth prospects -- posted disappointing results for the year ended October 31, 1998. While the S&P 500 -- which focuses on the stocks of larger companies -- managed to advance 21.99% for the 12 months, the Russell 2000 Index lost ground, returning -11.63%. Over the same period, the average small-cap fund returned -13.76%, according to Lipper Analytical Services, Inc.1 John Hancock Special Value Fund's Class A and Class B shares turned in -15.00% and -15.54% returns, respectively, at net asset value. The Fund's Class C shares, which were introduced on May 1, 1998, returned -20.01% at net asset value from inception through the end of October. Keep in mind that your net asset value return will differ from these performance figures if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.


Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is Nielsen Media Research 7.8%, the second is Data General Corp. 5.2%, the third is Commonwealth Telephone Enterprises 4.8%, the fourth is Executive Risk 4.5% and the fifth is Calpine Corp. 4.2%. A note below the table reads "As a percentage of net assets on October 31, 1998."


"...we bought
or added to
our shares
of great
companies
that were
selling at
attractive
prices."


Many of the Fund's stock selections fell in tandem with the market, but some took even harder hits. We had a sizable stake in subprime lenders --
 -- mortgage companies like ContiFinancial, which we sold, and FIRSTPLUS Financial Group that specialize in making loans to individuals who may not fully meet standard credit requirements. Their stock prices and earnings suffered as falling interest rates prompted homeowners to prepay their mortgages and refinance at lower rates. We also had problems in the oil sector, particularly with Triton Energy -- an exploration and production company with fields in emerging markets. Weak oil prices and Asian concerns hurt the company, which was for sale in the midst of the small-cap drubbing. We held on, believing that the company has good prospects and assets worth more than the current stock price reflects.


Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment process" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Nielsen Media Research followed by an up arrow with the phrase "Monopoly position in high-return business." The second listing is Triton Energy followed by a down arrow with the phrase "Asian fears, weak oil prices." The third listing is FIRSTPLUS Financial Group followed by a down arrow with the phrase "Falling interest rates, higher costs." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."


During the market rout, several other stocks also hurt relative performance. Low interest rates slowed earnings at AmerUs Life Holdings, a life insurance company with a significant fixed-annuity business. And Oak Industries, along with telecommunications and cable equipment providers, got hammered despite its strong prospects. Finally, card company Gibson Greetings took a big tumble during the third quarter as investors overreacted to news of temporary manufacturing problems.

Upgrades to portfolio

Our strategy over the period, especially since June, was to take advantage of the devastation in small-company stocks to upgrade the portfolio. We sold some names whose growth prospects were not as strong as we would have liked. And we bought or added to our shares of great companies that were selling at attractive prices. Our new purchases included Nielsen Media Research, now our largest investment. We like Nielsen, which specializes in television research, because it dominates what is a high-return business. It also has a history of high earnings, strong cash flows, and management with a sizable ownership stake. We began buying the stock in early July, following a spinoff from its parent company that depressed Nielsen's price. Between the time we were building our stake and October 31, the stock rose 30%. During the market downturn, we were also able to buy shares of Executive Risk, which provides directors and officers insurance. The company has a great management team with a high ownership interest that has historically delivered good returns. As investors overreacted over the summer to potential liability issues related to the year 2000, the stock price sank. We began buying in late August, shortly before the stock hit bottom. Since then it has climbed 11%.


Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1998." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -15.00% total return for John Hancock Special Value Fund Class A. The second bar represents the -15.54% total return for John Hancock Special Value Fund Class B. The third bar represents the -20.01% total return for John Hancock Special Value Fund Class C*. The fourth bar represents the -13.76% total return for the Average small cap fund. A note below the chart reads "Total returns for John Hancock Special Value Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information. A footnote below the chart reads "From inception May 1, 1998 through October 31, 1998."


Among the investments we added to were Data General and Millipore. Data General is a hardware company that has invested heavily to develop the next generation of data storage devices. This spending temporarily hurt the company's earnings and stock price. We used the opportunity to build our position, believing that there's a huge market for the new product. The stock has since climbed 36%. We also increased our stake in Millipore, a leader in micro-filtration products, as earnings slowed due to weakness in the micro-electronics industry. The company's prospects remain strong, however, with roughly 70% of revenues coming from other markets. We expect the stock price to come back as investors recognize Millipore's valuable franchise.


Reasons for optimism

Going forward, we're cautiously optimistic. While the market will most likely remain volatile, we believe small-company stocks have hit bottom. Moreover, we expect the rally to continue, given how compelling these stocks are relative to large-company names. Historically, small-company stocks have had higher earnings growth rates than large-company stocks. Even after the October rally, their valuations -- stock prices compared to earnings and other measures -- are well below historical norms and cheaper than large-company stocks. In addition, small-company stock prices already reflect the possibility of an economic slowdown. That means if we do have a slowdown, we believe these stocks should do okay.
If the economy continues to grow at a healthy pace, they'll do even better. Whatever happens, our strategy will be the same. We'll continue to look for strong businesses with attractive valuations that we can invest in for the long term.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...we
believe
small-
company
stocks
have hit
bottom."



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Value Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.


CLASS A
For the period ended September 30, 1998

                                                            SINCE
                                        ONE               INCEPTION
                                        YEAR               (1/3/94)
                                      --------            --------
Cumulative Total Returns              (28.98%)              40.49%
Average Annual Total Returns(1)       (28.98%)               7.44%

CLASS B
For the period ended September 30, 1998

                                                            SINCE
                                        ONE               INCEPTION
                                        YEAR               (1/3/94)
                                      --------            --------
Cumulative Total Returns              (29.36%)              40.90%
Average Annual Total Returns(1)       (29.36%)               7.50%

CLASS C
For the period ended September 30, 1998

                                                            SINCE
                                                          INCEPTION
                                                           (5/1/98)
                                                           --------
Cumulative Total Return                                    (27.54%)
Average Annual Total Return(1)                             (27.54%)(2)

Notes to Performance

(1) Since its inception in 1994, the Adviser has voluntarily undertaken to limit the Fund's expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to the extent required to prevent expenses from exceeding 0.40% of the Fund's net asset value. This was done in order to reduce costs borne by a limited shareholder base while the Fund was still in its infancy. Without the limitation of expenses, the average annual total returns for the one-year period and since inception for Class A shares would have been (29.58%) and 6.05%, respectively. The average annual total returns for the one-year period and the since inception for Class B shares would have been (29.96%) and 6.11%, respectively. The average annual total returns since inception for Class C shares would have been (27.79%). Today, total net assets exceed $50 million. As a result, effective March 1, 1999, the Adviser will remove the subsidy on all share classes of the Special Value Fund.

(2) Not annualized.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Special Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index, which is an unmanaged small-cap index composed of 2,000 U.S. stocks. Past performance is not indicative of future results.


Line chart with the heading Special Value Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund.
Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund on January 3, 1994, before sales charge, and is equal to $16,167 as of October 31, 1998. The second line represents the value of the Russell 2000 Index and is equal to 15,676 as of October 31, 1998. The third line represents the value of the same hypothetical investment made in the Special Value Fund, after sales charge, and is equal to $15,354 as of October 31, 1998.

Line chart with the heading Special Value Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell 2000 Index and is equal to $15,676 as of October 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 1, 1994, before sales charge, and is equal to $15,617 as of October 31, 1998. The third line represents the value of the same investment made in the Special Value Fund, after sales charge, and is equal to $15,417 as of October 31, 1998.

Line chart with the heading Special Value Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund.
Within the chart are three lines. The first line represents the Value of the hypothetical $10,000 investment made in the Special Value Fund on May 1, 1998, before sales charge, and is equal to $7,999 as of October 31, 1998. The second line represents the value of the same hypothetical investment made in the Special Value Fund, after sales charge, and is equal to $7,880 as of October 31, 1998. The third line represents the Russell 2000 Index and is equal to $7,880 as of October 31, 1998.



FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 1998
----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $52,497,164)                         $49,948,689
Preferred stocks (cost - $1,911,433)                         2,509,540
Joint repurchase agreement (cost - $1,211,000)               1,211,000
Corporate savings account                                          331
                                                          ------------
                                                            53,669,560
Receivable for shares sold                                      50,116
Dividends receivable                                            31,497
Interest receivable                                                366
Receivable from John Hancock Advisers, Inc. - Note B            32,530
Deferred organization expense - Note A                           3,962
Other assets                                                     1,412
                                                          ------------
Total Assets                                                53,789,443
----------------------------------------------------------------------
Liabilities:
Payable for investments purchased                              164,550
Payable for shares repurchased                                   4,393
Accounts payable and accrued expenses                           33,093
                                                          ------------
Total Liabilities                                              202,036
----------------------------------------------------------------------
Net Assets:
Capital paid-in                                             55,111,574
Accumulated net realized gain on investments and
foreign currency transactions                                  427,030
Net unrealized depreciation of investments                  (1,950,260)
Accumulated net investment loss                                   (937)
                                                          ------------
Net Assets                                                 $53,587,407
======================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $22,528,272/2,081,374                                 $10.82
======================================================================
Class B - $30,637,149/2,860,298                                 $10.71
======================================================================
Class C* - $421,986/39,398                                      $10.71
======================================================================
Maximum Offering Price Per Share**
Class A - ($10.82 x 105.26%)                                    $11.39
======================================================================

 * Class C shares commenced operations on May 1, 1998.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.




Statement of Operations
------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED         PERIOD FROM
                                                                                 DECEMBER 31,    JANUARY 1, 1998 TO
                                                                                    1997        OCTOBER 31, 1998(1)
                                                                                ------------   -------------------
Investment Income:
Dividends (net of foreign withholding tax of $4,357 and $1,554, respectively)    $515,479                 $540,968
Interest                                                                          127,132                   98,649
                                                                             ------------             ------------
                                                                                  642,611                  639,617
                                                                             ------------             ------------

Expenses:
Investment management fee - Note B                                                308,999                  355,721
Distribution and service fee - Note B
Class A                                                                            52,844                   60,034
Class B                                                                           265,281                  307,140
Class C                                                                                --                      918
Transfer agent fee - Note B                                                       128,930                  157,627
Custodian fee                                                                      45,089                   37,548
Registration and filing fees                                                       26,433                   61,326
Organization expense - Note A                                                      22,561                   18,790
Auditing fee                                                                       12,300                   13,059
Printing                                                                           11,171                   13,220
Financial services fee - Note B                                                     7,999                    8,374
Trustees' fees                                                                      3,026                    3,129
Miscellaneous                                                                       1,661                    2,158
Legal fees                                                                            505                      624
                                                                             ------------             ------------
Total Expenses                                                                    886,799                1,039,668
------------------------------------------------------------------------------------------------------------------
Less Expense Reductions - Note B                                                 (263,172)                (310,516)
------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                      623,627                  729,152
------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                       18,984                  (89,535)
------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold                                           2,743,998                  852,402
Net realized gain (loss) on foreign currency transactions                            (733)                   3,002
Change in net unrealized appreciation/depreciation of investments               5,495,186               (9,103,105)
                                                                             ------------             ------------
Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency Transactions                                8,238,451               (8,247,701)
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                                      $8,257,435              ($8,337,236)
                                                                             ============             ============

(1) Effective October 31, 1998, the fiscal year end changed from December 31 to October 31.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the
Fund. It also shows net gains (losses) for both periods stated.

See notes to financial statements.





Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------
                                                                                                          PERIOD FROM
                                                                        YEAR ENDED DECEMBER 31,        JANUARY 1, 1998 TO
                                                                ------------------------------------   OCTOBER 31, 1998(1)
                                                                    1996                      1997    --------------------
                                                                ------------            ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                       $312,838                  $18,984              ($89,535)
Net realized gain on investments sold and foreign currency
transactions                                                      4,332,628                2,743,265               855,404
Change in net unrealized appreciation/depreciation of investments  (652,765)               5,495,186            (9,103,105)
                                                               ------------             ------------          ------------

     Net Increase (Decrease) in Net Assets Resulting from
     Operations                                                   3,992,701                8,257,435            (8,337,236)
                                                               ------------             ------------          ------------
Distributions to Shareholders:
Distributions from net investment income
     Class A - ($0.1419, $0.0321 and none per share,
     respectively)                                                 (190,450)                 (45,691)                   --
     Class B - ($0.0658, none and none per share, respectively)    (122,533)                      --                    --
Distributions from net realized gain on investments sold
     Class A - ($1.2413, $0.6043 and none per share,
     respectively)                                               (1,697,467)                (969,735)                   --
     Class B - ($1.2413, $0.6043 and none per share,
     respectively)                                               (2,382,887)              (1,638,314)                   --
                                                               ------------             ------------          ------------
Total Distributions to Shareholders                              (4,393,337)              (2,653,740)                   --
                                                               ------------             ------------          ------------

From Fund Share Transactions - Net: *                             8,511,666               12,440,562             5,930,620
                                                               ------------             ------------          ------------
Net Assets:
Beginning of period                                              29,838,736               37,949,766            55,994,023
                                                               ------------             ------------          ------------
End of period (including distributions in excess of net
investment income of $521 and $855 and accumulated net
investment loss of $937, respectively)                          $37,949,766              $55,994,023           $53,587,407
                                                               ============             ============          ============

* Analysis of Fund Share Transactions:




                                                                                                       PERIOD FROM
                                                 YEAR ENDED DECEMBER 31,                           JANUARY 1, 1998 TO
                               -----------------------------------------------------------         OCTOBER 31, 1998(1)
                                          1996                           1997                   -----------------------
                               ---------------------------    ---------------------------
                                  SHARES         AMOUNT          SHARES         AMOUNT             SHARES       AMOUNT
                               ------------   ------------    ------------   ------------       -----------  ----------
CLASS A
Shares sold                      949,766      $10,398,879        912,881     $11,525,980           982,861   $12,094,429
Shares reinvested                175,933        1,796,295         80,006         955,849                --            --
                            ------------     ------------   ------------    ------------      ------------ -------------
                               1,125,699       12,195,174        992,887      12,481,829           982,861    12,094,429
Less shares repurchased         (825,851)      (8,997,914)      (820,449)     (9,680,373)         (610,415)   (7,195,525)
                            ------------     ------------   ------------    ------------      ------------ -------------
Net increase                     299,848       $3,197,260        172,438      $2,801,456           372,446    $4,898,904
                            ============     ============   ============    ============      ============ =============

CLASS B
Shares sold                      716,837       $7,786,094      1,324,877     $16,869,969         1,152,839   $14,077,224
Shares reinvested                206,399        2,101,655        116,538       1,394,961                --            --
                            ------------     ------------   ------------    ------------      ------------ -------------
                                 923,236        9,887,749      1,441,415      18,264,930         1,152,839    14,077,224
Less shares repurchased         (417,470)      (4,573,343)      (714,300)     (8,625,824)       (1,161,942)  (13,479,970)
                            ------------     ------------   ------------    ------------      ------------ -------------
Net increase (decrease)          505,766       $5,314,406        727,115      $9,639,106            (9,103)     $597,254
                            ============     ============   ============    ============      ============ =============

CLASS C**
Shares sold                           --               --             --              --            39,476      $435,230
Less shares repurchased               --               --             --              --               (78)         (768)
                            ------------     ------------   ------------    ------------      ------------ -------------
Net increase                          --               --             --              --            39,398      $434,462
                            ============     ============   ============    ============      ============ =============

 ** Class C shares commenced operations on May 1, 1998.
(1) Effective October 31, 1998, the fiscal year end changed from December 31 to October 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,                       PERIOD FROM
                                               ---------------------------------------------------     JANUARY 1, 1998 TO
                                                 1994(1)        1995         1996            1997      OCTOBER 31, 1998(8)
                                               ----------    ----------   ----------    ----------  ----------------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period             $8.50            $8.99          $10.39           $10.32           $12.27
                                          ------------     ------------    ------------     ------------     ------------
Net Investment Income (2)                         0.18             0.21            0.14             0.06             0.02
Net Realized and Unrealized Gain (Loss)
on Investments                                    0.48             1.60            1.17             2.52            (1.47)
                                          ------------     ------------    ------------     ------------     ------------
       Total from Investment Operations           0.66             1.81            1.31             2.58            (1.45)
                                          ------------     ------------    ------------     ------------     ------------
Less Distributions:
     Dividends from Net Investment Income        (0.17)           (0.20)          (0.14)           (0.03)              --
     Distributions from Net Realized Gain
     on Investments Sold                            --            (0.21)          (1.24)           (0.60)              --
                                          ------------     ------------    ------------     ------------     ------------
       Total Distributions                       (0.17)           (0.41)          (1.38)           (0.63)              --
                                          ------------     ------------    ------------     ------------     ------------
Net Asset Value, End of Period                   $8.99           $10.39          $10.32           $12.27           $10.82
                                          ============     ============    ============     ============     ============

Total Investment Return at Net Asset
Value (3)                                         7.81%(4)        20.26%          12.91%           25.25%          (11.82%)(4)
Total Adjusted Investment Return at Net
Asset Value (3,5)                                 7.30%(4)        19.39%          12.20%           24.65%          (12.33%)(4)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)         $4,420          $12,845         $15,853          $20,961          $22,528
Ratio of Expenses to Average Net Assets           0.99%(7)         0.98%           0.99%            0.99%            1.01%(7)
Ratio of Adjusted Expenses to Average
Net Assets (6)                                    4.98%(7)         1.85%           1.70%            1.59%            1.62%(7)
Ratio of Net Investment Income to Average
Net Assets                                        2.10%(7)         2.04%           1.31%            0.47%            0.25%(7)
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (6)                 (1.89%)(7)        1.17%           0.60%           (0.13%)          (0.36%)(7)
Portfolio Turnover Rate                            0.3%               9%             72%             140%              69%
Fee Reduction Per Share (2)                      $0.34            $0.09           $0.08            $0.07            $0.06

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period             $8.50            $9.00          $10.38           $10.31           $12.21
                                          ------------     ------------    ------------     ------------     ------------
Net Investment Income (Loss)(2)                   0.13             0.12            0.07            (0.03)           (0.04)
Net Realized and Unrealized Gain (Loss)
on Investments                                    0.48             1.59            1.17             2.53            (1.46)
                                          ------------     ------------    ------------     ------------     ------------
       Total from Investment Operations           0.61             1.71            1.24             2.50            (1.50)
                                          ------------     ------------    ------------     ------------     ------------
Less Distributions:
     Dividends from Net Investment Income        (0.11)           (0.12)          (0.07)              --               --
     Distributions from Net Realized Gain
     on Investments Sold                            --            (0.21)          (1.24)           (0.60)              --
                                          ------------     ------------    ------------     ------------     ------------
       Total Distributions                       (0.11)           (0.33)          (1.31)           (0.60)              --
                                          ------------     ------------    ------------     ------------     ------------
Net Asset Value, End of Period                   $9.00           $10.38          $10.31           $12.21           $10.71
                                          ============     ============    ============     ============     ============
Total Investment Return at Net Asset
Value(3)                                          7.15%(4)        19.11%          12.14%           24.41%          (12.29%)(4)
Total Adjusted Investment Return at Net
Asset Value(3,5)                                  6.64%(4)        18.24%          11.43%           23.81%          (12.80%)(4)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)         $3,296          $16,994         $22,097          $35,033          $30,637
Ratio of Expenses to Average Net Assets           1.72%(7)         1.73%           1.69%            1.69%            1.71%(7)
Ratio of Adjusted Expenses to Average
Net Assets(6)                                     5.71%(7)         2.60%           2.40%            2.29%            2.32%(7)
Ratio of Net Investment Income (Loss)
to Average Net Assets                             1.53%(7)         1.21%           0.62%           (0.24%)          (0.45%)(7)
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets(6)                  (2.46%)(7)        0.34%          (0.09%)          (0.84%)          (1.06%)(7)
Portfolio Turnover Rate                            0.3%               9%             72%             140%              69%
Fee Reduction Per Share(2)                       $0.34            $0.09           $0.08            $0.07            $0.06

See notes to financial statements.




Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------

                                                                                                                 PERIOD
                                                                                                            FROM MAY 1, 1998
                                                                                                           (COMMENCEMENT OF
                                                                                                             OPERATIONS) TO
                                                                                                           OCTOBER 31, 1998
                                                                                                           -----------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                                                                              $13.39
                                                                                                            ------------
Net Investment Loss(2)                                                                                             (0.03)
Net Realized and Unrealized Loss on Investments                                                                    (2.65)
                                                                                                            ------------
       Total from Investment Operations                                                                            (2.68)
                                                                                                            ------------
Net Asset Value, End of Period                                                                                    $10.71
                                                                                                            ============
Total Investment Return at Net Asset Value(3)                                                                     (20.01%)(4)
Total Adjusted Investment Return at Net Asset Value(3,5)                                                          (20.32%)(4)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                                                             $422
Ratio of Expenses to Average Net Assets                                                                             1.71%(7)
Ratio of Adjusted Expenses to Average Net Assets(6)                                                                 2.32%(7)
Ratio of Net Investment Loss to Average Net Assets                                                                 (0.54%)(7)
Ratio of Adjusted Net Investment Loss to Average Net Assets(6)                                                     (1.15%)(7)
Portfolio Turnover Rate                                                                                               69%
Fee Reduction Per Share(2)                                                                                         $0.04

(1) Class A and Class B shares commenced operations on January 3, 1994.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration expense reductions by the Adviser during the periods shown.
(6) Unreimbursed, without fee reduction.
(7) Annualized.
(8) Effective October 31, 1998, the fiscal period end changed from December 31 to October 31.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
October 31, 1998
------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special Value Fund on October 31, 1998. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              MARKET
ISSUER, DESCRIPTION                    NUMBER OF SHARES        VALUE
-------------------                    ----------------       ------
COMMON STOCKS
Aerospace (0.35%)
AAR Corp.                                  8,000            $185,000
                                                        ------------

Agricultural Operations (1.93%)
Tejon Ranch Co.                           44,000           1,034,000
                                                        ------------

Building (2.11%)
Coachmen Industries, Inc.                 11,300             261,312
Hussmann International, Inc.              55,700             866,831
                                                        ------------
                                                           1,128,143
                                                        ------------

Business Services - Misc. (7.76%)
Nielsen Media Research                   293,233           4,160,248
                                                        ------------

Chemicals (0.88%)
Millennium Chemicals, Inc.                 6,285             153,197
Sybron Chemicals, Inc.*                   18,900             316,575
                                                        ------------
                                                             469,772
                                                        ------------

Computers (16.29%)
BARRA, Inc.*                              50,000           1,318,750
Creative Technology Ltd. (Singapore)*     52,400             736,875
Data General Corp. *                     165,300           2,810,100
Etec Systems, Inc.*                       20,200             684,275
FDP Corp.                                 25,000             221,875
Interplay Entertainment Corp.*            32,000              56,000
Pathways Group, Inc. (The)*               85,000           1,349,375
Phoenix Technologies Ltd.*                85,750             600,250
Quantum Corp.*                            40,000             700,000
Symix Systems, Inc.*                      13,000             253,500
                                                        ------------
                                                           8,731,000
                                                        ------------

Consumer Products Misc. (2.90%)
Gibson Greetings, Inc.*                   45,900             479,081
Russ Berrie & Co., Inc.                   54,300           1,072,425
                                                        ------------
                                                           1,551,506
                                                        ------------

Diversified Operations (2.53%)
Viad Corp.                                49,500           1,358,156
                                                        ------------

Electronics (7.00%)
ATMI, Inc.*                               13,300             182,875
Amphenol Corp. (Class A)*                 24,300             815,569
Artesyn Technologies, Inc.*               70,000           1,010,625
Oak Industries, Inc.*                     45,800           1,239,462
Photronics, Inc.*                         23,000             501,687
                                                        ------------
                                                           3,750,218
                                                        ------------

Energy (4.15%)
Calpine Corp.*                           100,000           2,225,000
                                                        ------------

Finance (6.24%)
AMRESCO, Inc.*                            27,200             188,700
Core Cap, Inc.  (r)                       22,200             253,080
Eaton Vance Corp.                         66,000           1,476,750
FIRSTPLUS Financial Group, Inc.*          63,000             279,563
GreenPoint Financial Corp.                20,000             656,250
Safeguard Scientifics, Inc.*              18,300             490,669
                                                        ------------
                                                           3,345,012
                                                        ------------

Instruments - Scientific (2.67%)
Millipore Corp.                           58,000           1,428,250
                                                        ------------

Insurance (11.62%)
Allmerica Financial Corp.                  9,800             490,000
AmerUs Life Holdings, Inc. (Class A)      33,481             807,729
CMAC Investment Corp.                     30,000           1,256,250
Executive Risk, Inc.                      50,400           2,394,000
Financial Security Assurance Holdings
Ltd.                                       8,200             408,462
HCC Insurance Holdings, Inc.              30,200             541,712
Reinsurance Group of America, Inc.         6,000             330,750
                                                        ------------
                                                           6,228,903
                                                        ------------

Leasing Companies (1.12%)
Mitcham Industries, Inc.*                 85,800             600,600
                                                        ------------

Leisure (1.61%)
Equity Marketing, Inc.*                   23,900             215,100
Galileo International, Inc.               14,100             534,919
Hilton Hotels Corp.                        5,600             112,350
                                                        ------------
                                                             862,369
                                                        ------------

Machinery (0.89%)
SPX Corp.                                  8,800            $479,050
                                                        ------------

Media (0.85%)
Holdingmaatschappij De Telegraaf
(Netherlands)                             18,000             454,896
                                                        ------------

Medical (5.25%)
DENTSPLY International, Inc.              22,600             581,950
Respironics, Inc.*                        60,000             926,250
Shire Pharmaceuticals Group Plc
(United Kingdom)*                        183,000           1,305,559
                                                        ------------
                                                           2,813,759
                                                        ------------

Oil & Gas (2.48%)
Key Energy Group, Inc.*                   25,000             248,437
Parker Drilling Co.*                      74,200             366,363
Triton Energy Ltd.*                       65,900             716,663
                                                        ------------
                                                           1,331,463
                                                        ------------

Retail (5.65%)
DIMON, Inc.                               70,000             905,625
Richfood Holdings, Inc.                   32,000             568,000
Ruddick Corp.                             80,000           1,555,000
                                                        ------------
                                                           3,028,625
                                                        ------------

Telecommunications (7.31%)
Cable Design Technologies*                13,500             222,750
Commonwealth Telephone Enterprises,
Inc.*                                    105,000           2,572,500
MediaOne Group, Inc. *                     8,600             363,888
RCN Corp.*                                47,000             756,409
                                                        ------------
                                                           3,915,547
                                                        ------------

Transport (1.62%)
Northwest Airlines Corp. (Class A)*        2,500              65,547
Wisconsin Central Transportation Corp.*   53,000             801,625
                                                        ------------
                                                             867,172
                                                        ------------
     TOTAL COMMON STOCKS
     (Cost $52,497,164)                   (93.21%)        49,948,689
                                    ------------        ------------

PREFERRED STOCKS
Broker Services (3.82%)
Salomon, Inc. 7.625%, Ser FSA             50,000           2,050,000
                                                        ------------

Finance (0.86%)
Core Cap, Inc. 10%, Ser A/I (r)           22,200             459,540
                                                        ------------
     TOTAL PREFERRED STOCKS
     (Cost $1,911,433)                     (4.68%)         2,509,540
                                    ------------        ------------


                                    INTEREST    PAR VALUE    MARKET
                                      RATE   (000s OMITTED)  VALUE

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.26%)
Investment in a joint repurchase
agreement transaction with
HSBC Securities, Inc. -
Dated 10-30-98, due 11-02-98
(Secured by U.S. Treasury Bond,
7.125%, due 02-15-23 and
U.S. Treasury Notes, 6.250%,
due 01-31-02 thru 02-28-02)
-- Note A                             5.38%    $1,211     $1,211,000
                                                        ------------

Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.35%                                               331
                                                        ------------
     TOTAL SHORT-TERM INVESTMENTS               (2.26%)    1,211,331
                                         ------------   ------------
     TOTAL INVESTMENTS                        (100.15%)   53,669,560
                                         ------------   ------------
     OTHER ASSETS AND LIABILITIES, NET          (0.15%)      (82,153)
                                         ------------   ------------
     TOTAL NET ASSETS                         (100.00%)  $53,587,407
                                         ============   ============
* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer however, security is U.S. dollar denominated.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                        MARKET VALUE
                                      AS A PERCENTAGE   MARKET VALUE
             ACQUISITION   ACQUISITION   OF FUNDS          AS OF
                DATE          COST      NET ASSETS   OCTOBER 31, 1998
                ----          ----      ----------   -----------------
Core Cap,
Inc. (Common) 10-31-97      $444,000       0.47%          $253,080
Core Cap,
Inc.
(Preferred)   10-31-97       555,000       0.86            459,540
                        ------------     ------       ------------
                            $999,000       1.33%          $712,620
                        ============     ======       ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

NOTE A -
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Special Value Fund (the "Fund"), and John Hancock Independence Equity Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek capital appreciation, with income as a secondary consideration. On May 29, 1998, The Board of Trustees voted to change the Fund's fiscal period end from December 31 to October 31. This change was effective October 31, 1998. On September 16, 1998, the shareholders voted to approve an agreement and plan of reorganization providing for the reorganization of the Fund from a series of John Hancock Capital Series into a series of John Hancock Investment Trust II, and to amend the Fund's investment objective to eliminate the reference to income as a secondary consideration. These changes are effective November 1, 1998.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective May 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended October 31, 1998.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.70% of the Fund's average daily net asset value.

The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.40% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $310,516 for the period ended October 31, 1998. The Adviser plans to terminate this limitation effective March 1, 1999.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended October 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $152,381. Out of this amount, $24,870 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $87,129 was paid as sales commissions to unrelated broker-dealers and $40,382 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo") is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $124,623.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended October 31, 1998, there were no contingent deferred sales charges.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays Signature Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $108.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1998, aggregated $51,507,508 and $40,365,762, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1998.

The cost of investments owned at October 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $55,817,323. Gross unrealized appreciation and depreciation of investments aggregated $7,337,552 and $9,485,646, respectively, resulting in net unrealized depreciation of $2,148,094.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the period ended October 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $393,988, a decrease in accumulated net investment loss of $89,453 and an increase in capital paid-in of $304,535. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and organizational costs in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income
(loss) per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Capital Series,
John Hancock Special Value Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Special Value Fund (the "Fund"), one of the portfolios constituting John Hancock Capital Series, including the schedule of investments, as of October 31, 1998, and the related statement of operations for the period from January 1, 1998 to October 31, 1998, and for the year ended December 31, 1997, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Special Value Fund portfolio of John Hancock Capital Series at October 31, 1998, the results of its operations for the period from January 1, 1998 to October 31, 1998, and for the year ended December 31, 1997, and the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                  /S/ ERNST & YOUNG LLP
Boston, Massachusetts
December 11, 1998


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for the period ended October 31, 1998.

The Fund has designated distributions to shareholders of $390,769 as capital gain dividends.


SHAREHOLDER MEETING (UNAUDITED)

On September 16, 1998, a special meeting of John Hancock Special Value Fund was held.

The shareholders approved an Agreement and Plan of Reorganization for the Fund. The shareholder votes were 2,459,209 FOR, 60,224 AGAINST and 216,838 ABSTAINING.

The shareholders approved a proposal to amend the Fund's investment objective to eliminate the reference to income as a secondary consideration. The shareholder votes were 2,442,288 FOR, 81,992 AGAINST and 211,991 ABSTAINING.

The shareholders approved a proposal to amend or eliminate two of the Fund's fundamental investment restrictions on pledging assets and Issuer Diversification. The shareholder votes were 2,296,223 FOR, 125,391 AGAINST and 314,657 ABSTAINING.



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This report is for the information of shareholders of the John Hancock
Special Value Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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                              3700A 10/98
                                    12/98